                                   PROSPECTUS

This Prospectus describes The Travelers Variable Life, an individual variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Insurance Company (the "Company"). A Policy Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $50,000 ($75,000 in New York). The premium payment may be allocated by the Policy Owner to one or more of the variable funding options (the "Investment Options").

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under the policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Grace Period provision), or for a longer period as may be provided under the Lapse Protection Guarantee Rider.

We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                               TABLE OF CONTENTS

Glossary of Special Terms.............    3
Prospectus Summary....................    5
Similar Policy Availability...........   11
General Description...................   11
How the Policy Works..................   12
  Beneficiary.........................   12
  Applying Premium Payments...........   12
The Investment Options................   12
Policy Benefits and Rights............   18
  Transfers of Cash Value.............   18
  Telephone Transfers.................   18
  Automated Transfers.................   18
     Dollar-Cost Averaging............   18
     Portfolio Rebalancing............   19
  Lapse and Reinstatement.............   19
  Additional Insurance Benefits.......   19
  Lapse Protection Guarantee Rider....   19
  Exchange Rights.....................   20
  Right to Cancel.....................   20
Access to Cash Values.................   20
  Policy Loans........................   20
  Cash Value and Cash Surrender
     Value............................   21
Death Benefit.........................   21
     Payment of Proceeds..............   23
     Payment Options..................   23
Maturity Benefits.....................   24
     Coverage Extension Rider.........   24
     Maturity Extension Rider.........   24
Charges and Deductions................   24
     General..........................   24
  Charges Against Premium.............   25
     Front-End Sales Charge...........   25
     State Premium Tax Charge.........   25
     DAC Charge.......................   25
  Monthly Deduction Amount............   25
     Cost of Insurance Charge.........   26
     Administrative Expense Charge....   26
     Charges for Supplemental Benefit
       Provisions.....................   26
  Charges Against the Separate
     Account..........................   26
     Mortality and Expense Risk
       Charge.........................   26
  Underlying Fund Fees................   26
  Surrender Charges...................   26
  Transfer Charge.....................   27
  Reduction or Elimination of
     Charges..........................   27
The Separate Account and Valuation....   27
  The Travelers Fund UL for Variable
     Life Insurance (Fund UL).........   27
  How the Cash Value Varies...........   28
  Accumulation Unit Value.............   28
  Net Investment Factor...............   28
Changes to the Policy.................   29
  General.............................   29
  Changes in Stated Amount............   29
  Changes in Death Benefit Option.....   29
Additional Policy Provisions..........   30
  Assignment..........................   30
  Limit on Right to Contest & Suicide
     Exclusion........................   30
  Misstatement as to Sex and Age......   30
  Voting Rights.......................   30
Other Matters.........................   30
  Statements to Policy Owners.........   30
  Suspension of Valuation.............   31
  Dividends...........................   31
  Mixed and Shared Funding............   31
  Distribution........................   31
  Legal Proceedings and Opinion.......   31
  Experts.............................   32
Federal Tax Considerations............   32
  General.............................   32
  Tax Status of the Policy............   32
     Definition of Life Insurance.....   32
     Diversification..................   33
     Investor Control.................   33
  Tax Treatment of Policy Benefits....   34
     In General.......................   34
     Modified Endowment Contracts.....   34
     Exchanges........................   35
     Aggregation of Modified Endowment
       Contracts......................   35
     Policies Which are Not Modified
       Endowment Contracts............   35
     Treatment of Loan Interest.......   35
     The Company's Income Taxes.......   36
The Company...........................   36
Management............................   37
  Directors of The Travelers Insurance
     Company..........................   37
  Senior Officers of The Travelers
     Insurance Company................   37
Example of Policy Charges.............   38
Illustrations.........................   38
Performance Information...............   41
Appendix A............................  A-1
Appendix B............................  B-1
Financial Statements of the Separate
  Account
Financial Statements of the Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Cash Value under Fund UL.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LAPSE PROTECTION GUARANTEE RIDER -- a rider which provides that the Policy will not lapse if a required amount of premium is paid. (Not available in all states.)

LAPSE PROTECTION PREMIUM -- an amount shown on the Policy Summary page, the cumulative amount of which must be paid in order for the Lapse Protection Guarantee to be in effect.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit and charge a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.

NET AMOUNT AT RISK -- an amount equal to the Death Benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Policy, less the deduction of sales expense charges, premium tax charges, and Deferred Acquisition Cost Charge (DAC).

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, for this class of policies and certain policies, the investment performance of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of 4:00 p.m. Eastern time.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE?

The Flexible Premium Variable Life Insurance Policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income-tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. Currently, the following Investment Options (subject to state availability) are available under Fund UL: (Funds offered may change)

Capital Appreciation Fund (Janus)               PIMCO VARIABLE INSURANCE TRUST
Managed Assets Trust                            Total Return Bond Portfolio
Travelers Money Market Portfolio
                                                PUTNAM VARIABLE TRUST
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.     Putnam VT International Growth Fund --
  Premier Growth Portfolio -- Class B           Class IB
                                                Putnam VT Voyager II Fund -- Class IB
AMERICAN VARIABLE INSURANCE SERIES
  Global Growth Fund -- Class 2                 TRAVELERS SERIES FUND INC.
  Growth Fund -- Class 2                        AIM Capital Appreciation Portfolio
  Growth-Income Fund -- Class 2                 Alliance Growth Portfolio
                                                MFS Total Return Portfolio
AYCO SERIES TRUST                               Putnam Diversified Income Portfolio
  Ayco Large Cap Growth Fund I                  Smith Barney Aggressive Growth Portfolio
                                                Smith Barney High Income Portfolio
CREDIT SUISSE WARBURG PINCUS TRUST              Smith Barney International All Cap Growth
  Emerging Markets Portfolio                    Portfolio
                                                Smith Barney Large Cap Value Portfolio
DEUTSCHE ASSET MANAGEMENT VIT FUNDS             Smith Barney Large Capitalization Growth
  EAFE(R) Equity Index Fund (Bankers Trust)     Portfolio
  Small Cap Index Fund (Bankers Trust)
                                                THE TRAVELERS SERIES TRUST
DREYFUS VARIABLE INVESTMENT FUND                Convertible Bond Portfolio
  Small Cap Portfolio -- Initial Shares         Equity Income Portfolio (Fidelity)
                                                Large Cap Portfolio (Fidelity)
FRANKLIN TEMPLETON VARIABLE INSURANCE           MFS Mid Cap Growth Portfolio
PRODUCTS TRUST                                  U.S. Government Securities Portfolio
  Franklin Small Cap Fund -- Class 2
                                                VAN KAMPEN LIFE INVESTMENT TRUST
GREENWICH STREET SERIES FUND                    Emerging Growth Portfolio
  Equity Index Portfolio -- Class I
  Fundamental Value Portfolio* (Smith Barney)   VARIABLE INSURANCE PRODUCTS FUND II
                                                (FIDELITY)
JANUS ASPEN SERIES                              Contrafund(R) Portfolio -- Service Class
  Aggressive Growth Portfolio -- Service
Shares
  Global Technology Portfolio -- Service
Shares
  Worldwide Growth Portfolio -- Service
Shares

( *) formerly Total Return Portfolio

Additional Investment Options may be added from time to time. For more information see "The Investment Options." Refer to each Underlying Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

During the underwriting period, any premium paid will be held in a non-interest bearing account. Your Net Premium will be distributed to each Investment Option in the percentages indicated on your application on the later of the Policy Date or the next Valuation Date.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive either (depending on state law) a refund of premiums paid less any loans, or a refund of cash value less any loans plus any charges that were deducted by mailing us the Policy and a written request for cancellation within a specified period (See "Right to Cancel").

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of non-term insurance policies, this Policy will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment performance of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 100% of the Cash Value, less surrender penalties.

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298.

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

LAPSE PROTECTION GUARANTEE RIDER: This Rider allows for your Policy to remain in effect until the Insured's death. You are required to pay at least the cumulative applicable Lapse Protection Premium displayed on your Policy Summary page. Any loans or partial surrenders are deducted from premium paid to determine if the Lapse Protection Guarantee is in effect.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the Lapse Protection Guarantee Rider is not in effect, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:

     - SALES AND PREMIUM EXPENSE CHARGES -- A sales charge, a premium tax charge, and a Deferred Acquisition Cost ("DAC") charge are applied to each premium.

                                                                             TOTAL
                STATED              SALES        PREMIUM                    EXPENSE
                AMOUNT              CHARGE         TAX          DAC         CHARGES
         --------------------       ------       -------       ------       -------
         $50,000 - $4,999,999        1.50%         2.25%        1.25%          5.0%
         $5,000,000+                     0         2.25%        1.25%          3.5%

     - MONTHLY DEDUCTION -- Deductions taken from the value of your Policy each month to cover Cost of Insurance Charges, the monthly policy administrative expense charges and charges for optional benefits.

      For policies with Stated Amounts of less than $100,000, there is an additional $6 per month administrative charge until the Maturity Date.

     - FULL SURRENDER CHARGE -- applies if you surrender your policy for its full Cash Value or the Policy lapses, during the first 10 years or for 10 years after requesting an increase in coverage. The surrender charge is a per thousand of stated amount charge.

     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the Cash Value of your Policy.

     - TRANSFER CHARGE -- There is currently no charge for transfers.

ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .85% for the first 15 years and .20% thereafter.

     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. The fees are shown in the table below. Underlying Funds that are shaded in the table are no longer open to new investors.

UNDERLYING FUND EXPENSES
(as a percentage of average daily net assets of the Underlying Fund as of December 31, 2000, unless otherwise noted)


                                                                                                TOTAL
                                                                                                ANNUAL
                                                                                              OPERATING
                                              MANAGEMENT FEE                 OTHER EXPENSES    EXPENSES
                                              (AFTER EXPENSE                 (AFTER EXPENSE   (AFTER EXPENSE
              FUNDING OPTIONS:                REIMBURSEMENT)   12B-1 FEES    REIMBURSEMENT)   REIMBURSEMENT)
CAPITAL APPRECIATION FUND (JANUS)                 0.81%                          0.02%             0.83%
DREYFUS STOCK INDEX FUND                          0.25%                          0.01%             0.26%
MANAGED ASSETS TRUST                              0.56%                          0.03%             0.59%
MONEY MARKET PORTFOLIO                            0.38%                          0.02%             0.40%
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
Premier Growth Portfolio -- Class B(*)            1.00%           0.25%          0.05%             1.30%
AMERICAN VARIABLE INSURANCE SERIES
Global Growth Fund -- Class 2(*)                  0.66%           0.25%          0.04%             0.95%
Growth Fund -- Class 2(*)                         0.36%           0.25%          0.02%             0.63%
Growth-Income Fund -- Class 2(*)                  0.34%           0.25%          0.01%             0.60%
AYCO SERIES TRUSTS
Ayco Large Cap Growth Fund I                      0.80%                          0.20%             1.00%
CREDIT SUISSE WARBURG PINCUS TRUST
Emerging Markets Portfolio                        1.09%                          0.31%          1.40%(1)
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
EAFE(R) Equity Index Fund (Bankers Trust)         0.45%                          0.20%          0.65%(2)
Small Cap Index Fund (Bankers Trust)              0.35%                          0.10%          0.45%(2)
DREYFUS VARIABLE INVESTMENT FUND
Small Cap Portfolio -- Initial Shares             0.75%                          0.03%          0.78%(3)
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
Franklin Small Cap Fund -- Class 2(*)             0.49%           0.25%          0.28%          1.02%(4)
Templeton Growth Securities Fund -- Class 1       0.81%                          0.07%          0.88%(5)
GREENWICH STREET SERIES FUND
Equity Index Portfolio -- Class I                 0.21%                          0.02%          0.23%(6)
Fundamental Value Portfolio (Smith Barney)        0.75%                          0.04%          0.79%(7)
JANUS ASPEN SERIES
Aggressive Growth Portfolio -- Service
  Shares(*)                                       0.65%           0.25%          0.02%             0.92%
Global Technology Portfolio -- Service
  Shares(*)                                       0.65%           0.25%          0.04%             0.94%
Worldwide Growth Portfolio -- Service
  Shares(*)                                       0.65%           0.25%          0.05%             0.95%
PIMCO VARIABLE INSURANCE TRUST
Total Return Bond Portfolio                       0.25%                          0.40%          0.65%(8)
PUTNAM VARIABLE TRUST
Putnam VT International Growth Fund -- Class
  IB Shares(*)                                    0.76%           0.25%          0.18%             1.19%
Putnam VT Voyager II Fund -- Class IB
  Shares(*)                                       0.70%           0.25%          0.30%          1.25%(9)


                                                                                                TOTAL
                                                                                                ANNUAL
                                                                                              OPERATING
                                              MANAGEMENT FEE                 OTHER EXPENSES    EXPENSES
                                              (AFTER EXPENSE                 (AFTER EXPENSE   (AFTER EXPENSE
              FUNDING OPTIONS:                REIMBURSEMENT)   12B-1 FEES    REIMBURSEMENT)   REIMBURSEMENT)
THE TRAVELERS SERIES TRUST
Convertible Bond Portfolio                        0.66%                          0.14%         0.80%(10)
Equity Income Portfolio (Fidelity)                0.75%                          0.07%         0.82%(11)
Large Cap Portfolio (Fidelity)                    0.75%                          0.07%         0.82%(11)
MFS Mid Cap Growth Portfolio                      0.86%                          0.04%             0.90%
U.S. Government Securities Portfolio              0.39%                          0.09%             0.48%
Travelers Zero Coupon Bond Fund 2005              0.10%                          0.05%         0.15%(12)
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation Portfolio                0.80%                          0.03%         0.83%(13)
Alliance Growth Portfolio                         0.80%                          0.01%         0.81%(13)
MFS Total Return Portfolio                        0.80%                          0.04%         0.84%(13)
Putnam Diversified Income Portfolio               0.75%                          0.12%         0.87%(13)
Smith Barney Aggressive Growth Portfolio          0.80%                          0.19%         0.99%(13)
Smith Barney High Income Portfolio                0.60%                          0.06%         0.66%(13)
Smith Barney International All Cap Growth
  Portfolio                                       0.90%                          0.08%         0.98%(13)
Smith Barney Large Cap Value Portfolio            0.65%                          0.01%         0.66%(13)
Smith Barney Large Capitalization Growth
  Portfolio                                       0.75%                          0.02%         0.77%(13)
VAN KAMPEN LIFE INVESTMENT TRUST
Emerging Growth Portfolio                         0.70%                          0.05%             0.75%
VARIABLE INSURANCE PRODUCTS FUND (FIDELITY)
Equity -- Income Portfolio -- Initial Class       0.48%                          0.08%         0.56%(14)
Growth Portfolio -- Initial Class                 0.57%                          0.08%         0.65%(14)
High Income Portfolio -- Initial Class            0.58%                          0.10%             0.68%
VARIABLE INSURANCE PRODUCTS FUND II
  (FIDELITY)
Asset Manager Portfolio -- Initial Class          0.53%                          0.08%             0.61%
Contrafund(R) Portfolio -- Service Class(*)       0.57%           0.10%          0.09%         0.76%(14)

( *) The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service providers).

( 1) Fee waivers, expense reimbursements, or expense credits reduced expenses for the EMERGING MARKETS PORTFOLIO during 2000, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.42% and 1.67%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2000, net of any fee waivers or expense reimbursements.

( 2) These fees reflect a voluntary expense reimbursement arrangement whereby the Adviser has agreed to reimburse the funds. Without such arrangement, Other Expenses and Total Annual Operating Expenses for the EAFE(R) EQUITY INDEX FUND and the SMALL CAP INDEX FUND would have been 0.47% and 0.92%, and 0.34% and 0.69%, respectively.

( 3) Total Annual Operating Expenses for the SMALL CAP PORTFOLIO -- INITIAL
     SHARES do not include interest expense, loan commitment fees, and dividends on securities sold short. These figures are for the year ended December 31, 2000. Actual expenses in future years may be higher or lower than the fees given.

( 4) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus. Total Annual Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the FRANKLIN SMALL CAP FUND -- CLASS 2 would have been 0.53%, 0.25%, 0.28%, and 1.06%, respectively.

( 5) The Fund administration fee is paid indirectly through the Management Fee for the TEMPLETON GROWTH SECURITIES FUND -- CLASS 1.

( 6) The Management Fee includes 0.06% for fund administration.

( 7) The Management Fee includes 0.20% for fund administration.

( 8) Other Expenses" reflects a 0.25% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the TOTAL RETURN BOND PORTFOLIO. PIMCO has contractually agreed to reduce Total Annual Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets for the TOTAL RETURN BOND PORTFOLIO. Without such reductions, Total Annual Operating Expenses for the fiscal year ended December 31, 2000 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

( 9) The Total Annual Operating Expenses for the VT VOYAGER FUND II -- CLASS IB
     SHARES are based on estimated expenses. This fund commenced operations on September 1, 2000.

(10) Travelers Insurance Company has agreed to reimburse the CONVERTIBLE BOND PORTFOLIO for expenses for the period ended December 31, 2000 which exceeded 0.80%. Without such voluntary arrangements, the actual annualized Total Annual Operating Expenses would have been 0.90%.

(11) TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

(12) The Adviser has agreed to reimburse the TRAVELERS ZERO COUPON BOND FUND 2005 for the period ended December 31, 2000. If such expenses were not voluntarily reimbursed, the Other Expenses and Total Annual Operating Expenses would have been 1.34% and 1.44% respectively.

(13) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

(14) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the EQUITY-INCOME PORTFOLIO -- INITIAL CLASS, GROWTH PORTFOLIO -- INITIAL CLASS, CONTRAFUND(R)
     PORTFOLIO -- SERVICE CLASS, would have been 0.55%, 0.64%, and 0.74%, respectively.

                          SIMILAR POLICY AVAILABILITY
--------------------------------------------------------------------------------

We offer two variable life insurance policies to customers, Travelers Variable Life and Travelers Variable Life Accumulator, which are fully underwritten by us. These two policies were designed for two distinct classes of customers, with differing investment objectives and have charges and fees separate and distinct from each other. The fees and charges for Travelers Variable Life are generally less than the fees and charges for Travelers Variable Life Accumulator.

For example, Travelers Variable Life is generally most appropriate if:

     - Your objective is to obtain the highest death benefit that can be purchased for a specific premium amount

     - You are more concerned with paying the lowest premium for a specific death benefit need

We also offer another variable life policy, Travelers Variable Life Accumulator, which has different fees and charges than Travelers Variable Life. Because of the way the charges are structured, Travelers Variable Life Accumulator may be more appropriate for you if:

     - Your objective is to accumulate cash value for the purpose of accessing these values through loans and surrenders on a taxed favored basis

     - The specified amount of the policy's death benefit is secondary to taking advantage of accumulating cash value on a tax-deferred basis

Your agent can provide hypothetical illustrations of how each policy will perform under a certain rate of return assumption if you fully surrender your Policy, take a loan, let your Cash Value accumulate, or a Death Benefit is paid. Less favorable rates of return could require you to pay additional premiums to maintain your Policy.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes an individual flexible premium variable life insurance Policy offered by The Travelers Insurance Company ("Company"). The policy offers:

     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of Investment Options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

     - Additional benefits through the use of optional riders

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

For New York policies only, the minimum stated amount is $75,000, for 10 year lapse protection guarantee is a part of the base policy (the lifetime guarantee is not available) and the coverage extension rider is not available.

There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your Policy for its specific terms.

THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:

     - the amount of insurance desired (the "Stated Amount"); minimum of $50,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of Investment Options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available Investment Options. The policy's Cash Value will increase or decrease depending on the performance of the Investment Options you select. In the case of death benefit option 2, the Death Benefit will also vary based on the Investment Options' performance.

BENEFICIARY

The Applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no Beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all policy charges, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account. Your policy will stay in effect as long as the policy's Cash Surrender Value can pay the policy's monthly charges (subject to state variations) (see also "Lapse Protection Guarantee Rider" section).

APPLYING PREMIUM PAYMENTS

During the underwriting period, any premium payment will be held in a non-interest bearing account. After the underwriting period, we apply the first premium to the Investment Options on the later of the Policy Date or the next Valuation Date after we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Investment Options selected by you (subject to state law).

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with Accumulation Units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your Net Premium Payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate premium payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Underlying Funds prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Underlying Funds. In addition, Travelers has entered into agreements with either the investment adviser or distributor of certain of the Underlying Funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account.

The Investment Options currently available under Fund UL are as follows:

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Company LLC
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp. ("Janus")
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
Dreyfus Stock Index Fund*  Seeks to provide investment results     Mellon Equity
                           that correspond to the price and yield
                           performance of publicly traded common
                           stocks in the aggregate, as
                           represented by the Standard & Poor's
                           500 Composite Stock Price Index.
Managed Assets Trust       Seeks high total investment return      TAMIC
                           through a fully managed investment      Subadviser: Travelers
                           policy in a portfolio of equity, debt   Investment Management Company
                           and convertible securities.             ("TIMCO")
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.
ALLIANCE VARIABLE PRODUCT
  SERIES FUND, INC.
Premier Growth Portfolio   Seeks long-term growth of capital by    Alliance Capital Management
Class B                    investing primarily in equity
                           securities of a limited number of
                           large, carefully selected, high
                           quality U.S. companies that are judged
                           likely to achieve superior earning
                           momentum.
AMERICAN VARIABLE INSURANCE
  SERIES
Global Growth Fund --      Seeks capital appreciation by           Capital Research and Man-
Class 2                    investing primarily in common stocks    agement Company
                           of companies located around the world.
Growth Fund -- Class 2     Seeks capital appreciation by           Capital Research and Man-
                           investing primarily in common stocks    agement Company
                           of companies that appear to offer
                           superior opportunities for growth and
                           capital.
Growth-Income Fund --      Seeks capital appreciation and income   Capital Research and Man-
Class 2                    by investing primarily in common        agement Company
                           stocks or other securities which
                           demonstrate the potential for
                           appreciation and/or dividends.
AYCO SERIES TRUST
Ayco Large Cap Growth      Seeks long-term growth of capital by    The Ayco Company, L.P.
Fund I                     investing primarily in the common
                           stocks of large capitalization
                           companies. The investment approach is
                           a combination of fundamental analysis
                           of individual companies with a
                           top-down economic and market sector
                           analysis.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
CREDIT SUISSE WARBURG
PINCUS TRUST
Emerging Markets           Seeks long-term growth of capital by    Credit Suisse Asset Man-
Portfolio                  investing primarily in equity           agement, LLC
                           securities of non-U.S. issuers
                           consisting of companies in emerging
                           securities markets.
DEUTSCHE ASSET MANAGEMENT
  VIT FUNDS
EAFE Equity Index Fund     Seeks to replicate, before deduction    Bankers Trust Company
                           of expenses, the total return
                           performance of the EAFE index.
Small Cap Index Fund       Seeks to replicate, before deduction    Bankers Trust Company
                           of expenses, the total return
                           performance of the Russell 2000 index.
DREYFUS VARIABLE INVESTMENT
  FUND
Small Cap Portfolio --     Seeks to maximize capital               The Dreyfus Corporation
Initial Shares             appreciation.
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
Franklin Small Cap         Seeks long-term capital growth. The     Franklin Advisers, Inc.
Fund -- Class 2            Fund seeks to accomplish its objective
                           by investing primarily (normally at
                           least 65% of its assets) in equity
                           securities of smaller capitalization
                           growth companies.
Templeton Growth           Seeks high current income by investing  Templeton Global Advisors
Securities Fund (Class     primarily in debt securities of compa-  Limited
1)*                        nies, governments and government
                           agencies of various nations throughout
                           the world.
GREENWICH STREET
  SERIES FUND
Equity Index Portfolio --  Seeks to replicate, before deduction    TIMCO
Class I Shares             of expenses, the total return
                           performance of the S&P 500 index.
Fundamental Value          Seeks long-term capital growth with     Smith Barney Fund Man-
Portfolio                  current income as a secondary           agement LLC ("SBFM")
                           objection.
JANUS ASPEN SERIES
Aggressive Growth          Seeks long-term capital growth by       Janus
Portfolio -- Service       investing primarily in common stocks
Shares                     selected for their growth potential,
                           normally investing at least 50% in the
                           equity assets of medium-sized
                           companies.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Global Technology          Seeks long-term growth of capital. It   Janus
Portfolio -- Service       pursues its objective by investing
Shares                     primarily in equity securities of US
                           and foreign companies selected for
                           their growth potential. Normally, it
                           invests at least 65% of its total
                           assets in securities of companies that
                           the portfolio manager believes will
                           benefit significantly from advances or
                           improvements in technology.
Worldwide Growth           Seeks long-term growth of capital in a  Janus
Portfolio -- Service       manner consistent with the
Shares                     preservation of capital. It pursues
                           its objective by investing primarily
                           in common stocks of companies of any
                           size throughout the world. The
                           Portfolio normally invests in issuers
                           from at least five different coun-
                           tries, including the United States.
                           The Portfolio may at times invest in
                           fewer than five countries or even a
                           single country.
PIMCO VARIABLE INSURANCE
  TRUST
Total Return Bond          Seeks maximum total return, consistent  Pacific Investment Man-
Portfolio                  with preservation of capital and        agement Company
                           prudent investment management, by
                           investing primarily in
                           investment-grade debt securities.
PUTNAM VARIABLE TRUST
Putnam VT International    Seeks capital appreciation by           Putnam Management ("Putnam")
Growth Fund -- Class IB    investing mostly in common stocks of
Shares                     companies outside the United States.
Putnam VT Voyager II       Seeks capital appreciation by           Putnam
Fund -- Class IB Shares    investing mainly in common stocks of
                           U.S. companies with a focus on growth
                           stocks.
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Adviser
Portfolio                  investing principally in common stock,  ("TIA")
                           with emphasis on medium-sized and       Subadviser: AIM Capital
                           smaller emerging growth companies.      Management Inc.
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: Massachusetts
                           invested in equity securities)          Financial Services ("MFS")
                           consistent with the prudent employment
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Putnam Diversified Income  Seeks high current income consistent    TIA
Portfolio                  with preservation of capital by         Subadviser: Putnam Investment
                           allocating its investments among the    Management, Inc.
                           following three sectors of the
                           fixed-income securities markets, a
                           U.S. Government Sector, a High Yield
                           Sector and an International Sector.
Smith Barney Aggressive    Seeks capital appreciation by           SBFM
Growth Portfolio           investing primarily in common stocks
                           of companies that are experiencing, or
                           have the potential to experience,
                           growth of earnings, or that exceed the
                           average earnings growth rate of
                           companies whose securities are
                           included in the S&P 500.
Smith Barney High Income   Seeks high current income. Capital      SBFM
Portfolio                  appreciation is a secondary objective.
                           The Portfolio will invest at least 65%
                           of its assets in high-yielding
                           corporate debt obligations and
                           preferred stock.
Smith Barney               Seeks total return on assets from       SBFM
International All Cap      growth of capital and income by
Growth Portfolio           investing at least 65% of its assets
                           in a diversified portfolio of equity
                           securities of established non
                           U.S.-issuer.
Smith Barney Large Cap     Seeks current income and long-term      SBFM
Value Portfolio            growth of income and capital by
                           investing primarily, but not
                           exclusively, in common stocks.
Smith Barney Large         Seeks long-term growth of capital by    SBFM
Capitalization Growth      investing primarily in equity
Portfolio                  securities of companies with large
                           market capitalization.
TRAVELERS SERIES TRUST
Convertible Bond           Seeks current income and capital        TAMIC
Portfolio                  appreciation by investing in
                           convertible bond securities and in
                           combinations of nonconvertible fixed
                           income securities and warrants or call
                           options that together resemble
                           convertible securities.
Equity Income Portfolio    Seeks reasonable income by investing    TAMIC
                           at least 65% in income-producing        Subadviser: Fidelity Man-
                           equity securities. The balance may be   agement & Research Co.
                           invested in all types of domestic and   ("FMR")
                           foreign securities, including bonds.
                           The Portfolio seeks to achieve a yield
                           that exceeds that of the securities
                           comprising the S&P 500. The Subadviser
                           also considers the potential for
                           capital appreciation.
Large Cap Portfolio        Seeks long-term growth of capital by    TAMIC
                           investing primarily in equity           Subadviser: FMR
                           securities of companies with large
                           market capitalizations.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
MFS Mid Cap Growth         Seeks to obtain long-term growth of     TAMIC
Portfolio                  capital by investing, under normal      Subadviser: MFS
                           market conditions, at least 65% of its
                           total assets in equity securities of
                           companies with medium market
                           capitalization which the investment
                           adviser believes have above average
                           growth potential.
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government Securi-
                           ties Portfolio will be invested in
                           direct obligations of the United
                           States, its agencies and
                           instrumentalities.
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio Series 2005*     return as consistent with the
                           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolio may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolio
                           for the long term or until maturity.
VAN KAMPEN LIFE INVESTMENT
  TRUST
Emerging Growth Portfolio  Seeks capital appreciation by           Van Kampen Asset Management
                           investing primarily in common stocks    Inc.
                           of companies considered to be emerging
                           growth companies.
VARIABLE INSURANCE
  PRODUCTS FUND
Equity Income              Seeks reasonable income by investing    FMR
Portfolio -- Initial       primarily in income-producing equity
Class*                     securities; in choosing these
                           securities, the portfolio manager will
                           also consider the potential for
                           capital appreciation.
Growth Portfolio --        Seeks capital appreciation by purchas-  FMR
Initial Class*             ing common stocks of well-known,
                           established companies, and small
                           emerging growth companies, although
                           its investments are not restricted to
                           any one type of security. Capital
                           appreciation may also be found in
                           other types of securities, including
                           bonds and preferred stocks.
High Income Portfolio --   Seeks to obtain a high level of         FMR
Initial Class*             current income by investing primarily
                           in high yielding, lower-rated,
                           fixed-income securities, while also
                           considering growth of capital.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
VARIABLE INSURANCE
PRODUCTS FUND II
Contrafund(R)              Seeks long-term capital appreciation    FMR
Portfolio -- Service       by investing primarily in common
Class                      stocks of companies whose value the
                           adviser believes is not fully
                           recognized by the public.
Asset Manager              Seeks high total return with reduced    FMR
Portfolio -- Initial       risk over the long-term by allocating
Class*                     its assets among stocks, bonds and
                           short-term fixed-income instruments.

* closed to new investors

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may transfer the Cash Value between Investment Options. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by marketing timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values normally calculated as of 4:00 pm Eastern time on each Valuation Date on which we receive the transfer request.

TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING
You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other available Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum of $5,000 in the fund from which amounts will be transferred out of to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING. Once you allocate your Net Premium among the Investment Options, the performance of each Underlying Fund may cause your allocation to change from your original or most recent allocation selection. You may elect to have the Company periodically reallocate values in your policy.

LAPSE AND REINSTATEMENT
Except as provided below under "Lapse Protection Guarantee Rider", the Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Grace Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Grace Period, but if no payment is received by us, it will terminate at the end of the Grace Period. If the person Insured under the Policy dies during the Grace Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will be equal to the amount provided by the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

ADDITIONAL INSURANCE BENEFITS (RIDERS)

Subject to certain requirements, there are ten riders which may be added to your base Policy including the primary insured term, spouse term, child term, accidental death benefit, cost of living adjustment, waiver of deduction amount, specified amount payment and lapse protection guarantee rider. The last rider is described below. The Coverage Extension Rider and the Maturity Extension Rider are described under the "Maturity Benefits" section. There may be additional costs associated with these riders. Depending on your circumstances, it may be less costly to purchase more Death Benefit Coverage under the primary insured term rider than under the base variable policy.

LAPSE PROTECTION GUARANTEE RIDER
You may elect to have a Lapse Protection Guarantee Rider added to the Policy at issue (provided that the Insured meets all underwriting requirements for this Rider). The Lapse Protection Guarantee Rider benefit provides that if during the lifetime of the Insured the total premiums paid under the Policy, less any Loan Account Value and partial surrenders, equal or exceed the cumulative applicable Lapse Protection Premium shown on the Policy Summary Page of the Policy, a Lapse Protection Guarantee will be in effect. (This feature may be included in the base policy in some jurisdictions and may not be available in all jurisdictions.) This rider provides that the Policy will not lapse during the next Policy Month even if the Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due. The Lapse Protection Premium will change if the Policy Owner makes a change in the Stated Amount or adds or eliminates supplemental benefit riders under the Policy. In such event, the Company will send the Policy Owner notice of the new applicable Lapse Protection Premium which must be met in order for the guarantee to remain in effect. The lapse protection premium requirement increases after the 10th policy year.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged during the first 24 months for a form of non-variable permanent individual general account life insurance policy issued by the Company (or an affiliated company, if allowed by state law) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund either (depending on state law) any premiums paid less any loans or partial surrenders, or the Cash Value of the Policy on the date we receive the returned Policy, plus any charges that were deducted, less any Loan Account Value.

We will make the refund within seven days after we receive your returned policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 100% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties. Subject to state law, no loan requests may be made for amounts of less than $500.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. During the first fifteen
(15) Policy Years, the full Loan Account Value will be charged an annual interest rate of 5.66% (7.4% in NY & MA); thereafter 4.76% (6.54% in NY & MA) will be charged.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement.") For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 100% or $10,000, leaving a new Cash Surrender Value of $0.00. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment performance of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional Premium Payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the Net Asset Value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any Maturity Date.

As long as the Policy is in effect, and before the Maturity Date, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the date of the Company's receipt of the written request, or on the date the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid monthly Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE                        PERCENTAGE
------------                        ----------
    0-40                               250
     45                                215
     50                                185
     55                                150
     60                                130
     65                                120
     70                                115
     75                                105
     95+                               100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment performance of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid will be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment.")

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion.") In addition, if the Insured dies during the Grace Period then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

The Maturity Date is the anniversary of the Policy Date on which the Insured is age 100. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment. After payment, we will have no further obligation under the Policy.

COVERAGE EXTENSION RIDER

The Coverage Extension rider allows coverage to be extended beyond the Maturity Date as long as there is Cash Value in the Contract. Upon request from the owner, the Company will continue to keep the policy in force until the death of the Insured or request for payment of the full cash surrender value, as defined by this rider, prior to the death of the Insured. The death benefit will equal the amount insured, less any outstanding loans. This Rider can be selected only from the policy anniversary when the Insured is age 99 to the Maturity Date. Any monthly deduction amounts due must be paid for this rider to take effect. There is no charge for this rider, however, it is available only if the Insured's Issue age is 80 or less.

MATURITY EXTENSION RIDER

When the Insured reaches age 99, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such a request before the Maturity Date and any past Monthly Deduction Amounts have been paid, the Policy will continue until the earlier of the Insured's Death or the date on which you request that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any Loan Account Value will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted. This rider is available for Issue Ages 81 to 85.

We intend that the Policy, the Maturity Extension Rider and the Coverage Extension Rider will be considered life insurance for tax purposes. The Death Benefit is designed to comply with Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     - the ability for you to obtain a loan under the Policies;

     - the death benefit paid on the death of the Insured;

     - the available Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     - the distribution of various reports to policy owners.

Costs and expenses we incur include:

     - expenses associated with underwriting applications, increases in the Stated Amount, and riders;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     - other costs of doing business.

Risks we assume include:

     - that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the Surrender Charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE

When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge of 1.5% of premium (waived if policy stated amount plus primary insured term benefit is at least $5,000,000).

STATE PREMIUM TAX CHARGE

A charge of 2.25% of each premium payment will be deducted for state premium taxes (tax chargeback in Oregon) (except for Policies issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes vary from state to state and currently range from 0.75% to 3.5%; 2.25% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed or not assessed in his or her jurisdiction.

DEFERRED ACQUISITION COST CHARGE

A charge of 1.25% of each premium payment will be deducted, which compensates the Company for expenses associated with its federal income tax liability relating to its receipt of premium.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Policy Administrative Expense Charge and Charges for any Supplemental Benefit Provision. These are described below:

COST OF INSURANCE CHARGE

The Cost of Insurance Charge is a significant charge under your policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy.

The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on issue age, policy year, sex and risk class of the Insured.

ADMINISTRATIVE EXPENSE CHARGE

An administrative charge is deducted monthly from the Policy's Cash Value. This charge consists of a per thousand charge for the first three Policy years and for three years following any increases in the Stated Amount (excluding Cost of Living Adjustments and increases in Stated Amounts due to Death Benefit Option changes.) This charge is used to cover expenses associated with issuing the Policy.

The charge varies by issue age and Stated Amount.

For policies with Stated amounts of less than $100,000, there is an additional $6 per month administrative charge until the Maturity Date.

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS (RIDERS)

The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any supplemental benefit provision for which there is a charge. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of .85% of the assets in the Investment Options for the first fifteen (15) Policy Years, and 0.20% thereafter. This charge compensates us for various risks assumed, benefits provided, and expenses incurred including the payment of commissions to your sales agent.

UNDERLYING FUND FEES

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at Net Asset Value. The Net Asset Value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Funds prospectuses and in the Policy prospectus summary. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.

SURRENDER CHARGES

A Per Thousand of Stated Amount Surrender Charge is imposed on full and partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. This charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix A.

TRANSFER CHARGE

There is currently no charge for transfers. Further restrictions on transfers are described in the Policy Benefit and Rights section.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE (FUND UL)

The Travelers Fund UL for Variable Life Insurance was established on November 10, 1983 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund UL are invested exclusively in shares of the Investment Options. The operations of Fund UL are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL will be held for the exclusive benefit of Policy Owners. The assets held in Fund UL are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of the corresponding Underlying Fund at Net Asset Value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Underlying Funds in connection with premium payments allocated according to the Policy Owners' directions, and redeems Underlying Fund shares to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Underlying Fund shares at Net Asset Value and to make payment within seven days.

HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "Valuation Date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial surrenders, loans, Policy charges, and the investment performance of the Investment Option(s) chosen. The Policy's Cash Value on a Valuation Date equals the sum of all Accumulation Units times the unit value for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the Underlying Funds at Net Asset Value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that Underlying Fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their Net Asset Value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each Valuation Date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each Valuation Date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment performance.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends on the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 p.m. Eastern time, and ending at 4:00 p.m. Eastern time on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: you can also make these changes by telephone)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT

You may request in writing an increase (after the first policy year) or decrease (after the second policy year) in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. A proportional surrender charge applies for requested decreases in Stated Amount. The charge is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge.

CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The Cost of Insurance Charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Contact your registered representative for more information.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan and (iii) the amount of any unpaid Deduction Amount Due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each Premium Payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain Underlying Funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the Underlying Funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

DISTRIBUTION

The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Contracts is Travelers Distribution LLC, One Tower Square, Hartford, CT 06183, an affiliated broker-dealer.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 99% of the target premium and 4% of the excess premium paid in the first Contract year. The maximum commission payable will not exceed 4% of the annual renewal premium paid in contract years 2-15, and will not exceed 2% of the annual renewal premium paid after contract year 15. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to its sale of the Contracts. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

THE TRAVELERS INSURANCE COMPANY

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable life contracts under Connecticut law and the validity of the forms of the variable life contracts under Connecticut law, have been reviewed by the General Counsel of the Company.

EXPERTS

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of The Travelers Fund UL for Variable Life Insurance as of December 31, 2000 and each of the years in the three-year period ended December 31, 2000 have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Underlying Funds, it intends to monitor the investments of the Underlying Funds to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the Separate Accounts used to support their contract. In those circumstances, income and gains from the Separate Account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Fund UL. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been continuously engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Fund UL. The Company is licensed to conduct life insurance business in all the states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999-3/2000), Senior Vice
                                        President (1995-1999), Vice President (1993-1995) of
                                        The Travelers Insurance Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Insurance
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Insurance Company.
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Insurance
                                        Company; Executive Vice President, Claim Services
                                        (1997-2000), Senior Vice President (1996-1997) of
                                        Travelers Property Casualty Corp.; Vice President and
                                        Chief Financial Officer (1992) Personal Lines of The
                                        Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Insurance Company; Associate
                                        General Counsel (1998-1999), Assistant General Counsel
                                        (1995-1998), Senior Counsel (1991-1995) of Citigroup
                                        Inc.

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Mary Jean Thornton...................  Executive Vice President and
                                       Chief Information Officer
Stuart Baritz........................  Senior Vice President
William H. Heyman*...................  Senior Vice President
Brendan M. Lynch.....................  Senior Vice President
Warren H. May........................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President
Robert J. Price*.....................  Senior Vice President
David A. Tyson.......................  Senior Vice President
F. Denney Voss*......................  Senior Vice President

---------------
* Principal business address: 399 Park Avenue, New York, New York 10043

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of Insurance rates go up each year as the Insured becomes a year older.

Male, Issue Age 55
Preferred, Non-Smoker
Annual Premium: $30,000.00
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $1,000,000
Level Death Benefit Option
Current Charges

                                    TOTAL MONTHLY DEDUCTION
                                      FOR THE POLICY YEAR
                                    -----------------------
                                               ADMINISTRATIVE
         CUMULATIVE                 COST OF     CHARGES AND
POLICY      GROSS      SURRENDER   INSURANCE      MONTHLY
 YEAR      PREMIUM      CHARGES     CHARGES    POLICY CHARGES
------   ----------    ---------   ---------   --------------
 1       $ 30,000.00   $13,010.00  $4,940.34     $2,940.00
 2       $ 60,000.00   $11,710.00  $4,881.82     $2,940.00
 3       $ 90,000.00   $10,410.00  $4,876.70     $2,940.00
 5       $150,000.00    $7,810.00  $4,749.87     $1,500.00
 10      $300,000.00    $1,300.00  $4,267.23     $1,500.00

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual Investment results may be more or less than shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over a period of time.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 55-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy.

Two pages of values are shown. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.85% for mortality and expense risks and 0.77% for Underlying Fund expenses and thereafter 0.20% for mortality and expense risks and 0.77% for Underlying Fund expenses. The charge for Underlying Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.62%, 4.38%, and 10.38%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -0.97%, 5.03%, and 11.03%, respectively on a current and guaranteed basis thereafter. The actual charges under a Policy for expenses of the Underlying Funds will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Fund UL, since the Company is not currently deducting such charges from Fund UL. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.

Under normal circumstances, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average fund expenses, arithmetic average fund expenses and/or the actual fund expenses depending upon what you request. An explanation of how the fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                            TRAVELERS VARIABLE LIFE
                FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                      ILLUSTRATED WITH GUARANTEED CHARGES

Male, Issue Age 55                                           Face Amount $1,000,000
Preferred, Non-Smoker                                        Annual Premium $30,000.00

          TOTAL
         PREMIUMS               DEATH BENEFIT                       CASH VALUE                  CASH SURRENDER VALUE
         WITH 5%      ---------------------------------   ------------------------------   ------------------------------
YEAR     INTEREST        0%          6%          12%         0%         6%        12%         0%         6%        12%
-------------------------------------------------------------------------------------------------------------------------
  1       31,500.00   1,000,000   1,000,000   1,000,000    15,963     17,287     18,617      2,953      4,277      5,607
  2       64,575.00   1,000,000   1,000,000   1,000,000    30,865     34,525     38,361     19,155     22,815     26,651
  3       99,303.75   1,000,000   1,000,000   1,000,000    44,688     51,693     59,349     34,278     41,283     48,939
  4      135,768.94   1,000,000   1,000,000   1,000,000    58,831     70,238     83,234     49,721     61,128     74,124
  5      174,057.38   1,000,000   1,000,000   1,000,000    71,788     88,697    108,786     63,978     80,887    100,976
  6      214,260.25   1,000,000   1,000,000   1,000,000    83,465    106,983    136,145     76,955    100,473    129,635
  7      256,473.27   1,000,000   1,000,000   1,000,000    93,736    124,982    165,459     88,536    119,782    160,259
  8      300,796.93   1,000,000   1,000,000   1,000,000   102,442    142,547    196,888     98,542    138,647    192,988
  9      347,336.78   1,000,000   1,000,000   1,000,000   109,416    159,525    230,637    106,816    156,925    228,037
 10      396,203.61   1,000,000   1,000,000   1,000,000   114,485    175,765    266,982    113,185    174,465    265,682
 15      679,724.75   1,000,000   1,000,000   1,000,000   105,386    241,156    504,696    105,386    241,156    504,696
 20    1,041,577.55   1,000,000   1,000,000   1,020,124     4,773    261,934    953,387      4,773    261,934    953,387

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                            TRAVELERS VARIABLE LIFE
                FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                        ILLUSTRATED WITH CURRENT CHARGES

Male, Issue Age 55                                           Face Amount $1,000,000
Preferred, Non-Smoker                                        Annual Premium $30,000.00

          TOTAL
         PREMIUMS               DEATH BENEFIT                       CASH VALUE                   CASH SURRENDER VALUE
         WITH 5%      ---------------------------------   -------------------------------   -------------------------------
YEAR     INTEREST        0%          6%          12%         0%         6%         12%         0%         6%         12%
---------------------------------------------------------------------------------------------------------------------------
  1       31,500.00   1,000,000   1,000,000   1,000,000    21,709     23,216       24,727     8,699     10,206       11,717
  2       64,575.00   1,000,000   1,000,000   1,000,000    43,110     47,506       52,091    31,400     35,796       40,381
  3       99,303.75   1,000,000   1,000,000   1,000,000    64,144     72,857       82,315    53,734     62,447       71,905
  4      135,768.94   1,000,000   1,000,000   1,000,000    86,269    100,828      117,266    77,159     91,718      108,156
  5      174,057.38   1,000,000   1,000,000   1,000,000   108,068    130,093      155,966   100,258    122,283      148,156
  6      214,260.25   1,000,000   1,000,000   1,000,000   129,572    160,750      198,859   123,062    154,240      192,349
  7      256,473.27   1,000,000   1,000,000   1,000,000   150,796    192,879      246,422   145,596    187,679      241,222
  8      300,796.93   1,000,000   1,000,000   1,000,000   171,631    226,446      299,068   167,731    222,546      295,168
  9      347,336.78   1,000,000   1,000,000   1,000,000   192,034    261,485      357,332   189,434    258,885      354,732
 10      396,203.61   1,000,000   1,000,000   1,000,000   212,043    298,109      421,888   210,743    296,809      420,588
 15      679,724.75   1,000,000   1,000,000   1,002,828   299,780    502,840      864,507   299,780    502,840      864,507
 20    1,041,577.55   1,000,000   1,000,000   1,758,114   374,514    777,327    1,643,097   374,514    777,327    1,643,097

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Fund UL's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, usually for the past one-, two-, three-, five-, and ten-year periods determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL that invest in underlying funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under
Fund UL during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Underlying Funds as well as the guaranteed maximum 0.85% of assets in the Investment Options mortality and expense risk charge. The rates of return do not reflect the 1.5% front-end sales charge, the 2.25% state premium tax charge or the 1.25% DAC charge (all of which are deducted from premium payments) nor do they not reflect surrender charges or Monthly Deduction Amounts. The surrender charges and Monthly Deduction Amounts for a hypothetical

Insured are depicted in the Example following the Rates of Returns. Information about the Charges and Deductions assessed under the Policy, can be found on page
24. Illustrations of how these charges affect Cash Values and Death Benefits, begin on page 38. The performance information described in this prospectus, may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of Investment Options available through this Policy.

                   AVERAGE ANNUAL RETURNS THROUGH 12/31/2000

                                                                                                          FUND
                                                                                                        INCEPTION
                                                      ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS     DATE
          UNDERLYING INVESTMENT OPTIONS               --------   -----------   ----------   ---------   ---------
DOMESTIC STOCK FUNDS:
AIM Capital Appreciation Portfolio                    -17.25%      10.95%        11.54%          --     10/10/95
Alliance Growth Portfolio                             -21.34%       9.68%        16.38%          --     06/16/94
Alliance Premier Growth Port -- Class B               -17.40%      16.56%        20.61%          --     06/26/92
American Growth Fund -- Class 2                         3.58%      29.28%        25.50%      21.05%     02/08/84
American Growth -- Income Fund -- Class 2               7.02%      11.34%        15.04%      14.51%     02/28/85
Ayco Large Cap Growth Fund I                               --          --            --          --     11/29/00
Capital Appreciation Fund (Janus)                     -26.79%      21.30%        23.12%      20.38%     03/18/82
Deutsche VIT Small Cap Index Fund                      -8.90%       1.73%            --          --     08/25/97
Dreyfus VIF Small Cap Portfolio                        12.39%       9.56%        11.99%      33.31%     08/31/90
Dreyfus Stock Index Fund                              -12.59%       9.93%        16.10%      15.62%     09/29/89
Equity Income Portfolio (Fidelity)                      8.23%       7.86%            --          --     08/30/96
Fidelity VIP Equity Income Portfolio                    6.23%       7.42%        12.16%      16.20%     10/09/86
Fidelity VIP Growth Portfolio                         -15.38%      16.82%        17.21%      18.51%     10/09/86
Fidelity VIP II Contrafund Portfolio -- Svc           -10.60%      12.41%        16.07%          --     01/31/95
Franklin Small Cap Fund -- Class 2                     22.37%          --            --          --     05/01/98
Janus A.S. Aggressive Growth -- Svc Shr               -37.68%      22.83%        17.23%          --     09/13/93
Large Cap Portfolio (Fidelity)                        -15.24%      13.51%            --          --     08/30/96
MFS Mid Cap Growth Portfolio                            8.46%          --            --          --     03/23/98
Putnam VT Voyager II Fund -- Class 1B                      --          --            --          --     09/29/00
Smith Barney Aggressive Growth Port                    18.17%      37.03%        27.26%      22.31%     12/31/85
Smith Barney Equity Index Class I                     -12.37%      10.18%        16.72%          --     10/16/91
Smith Barney Fundamental Value Port                    17.22%      13.83%        15.97%          --     10/16/91
Smith Barney Large Cap Growth Port                     -9.79%          --            --          --     05/06/98
Smith Barney Large Cap Value Port                      10.35%       6.03%        12.17%          --     06/16/94
Van Kampen Emerging Growth Portfolio                  -10.86%      34.88%        27.62%          --     07/03/95
INTERNATIONAL STOCK FUNDS:
American Global Growth Fund -- Class 2                -19.47%      19.92%            --          --     04/30/97
Deutsche VIT EAFE Equity Index Fund                   -17.74%       7.86%            --          --     08/22/97
Janus A.S. Global Technology -- Svc Shr                    --          --            --          --     01/18/00
Janus A.S. Worldwide Growth -- Svc Shr                -19.08%      19.02%        21.00%          --     09/13/93
Putnam VT Int'l Growth Fund -- Class 1B               -10.42%      18.55%            --          --     01/02/97
Smith Barney Int'l All Cap Growth                       6.35%      10.96%        12.70%      14.71%     02/18/86
Credit Suisse Warburg Pincus Emerging Markets Port    -32.21%       0.51%            --          --     12/31/97

                                                                                                          FUND
                                                                                                        INCEPTION
                                                      ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS     DATE
          UNDERLYING INVESTMENT OPTIONS               --------   -----------   ----------   ---------   ---------
DOMESTIC BOND FUNDS:
Fidelity VIP High Income Portfolio                    -23.23%      -7.90%         0.55%       8.91%     09/19/85
PIMCO Total Return Bond Portfolio                                   9.34%         4.45%          --           --
Putnam Diversified Income Portfolio                    -0.57%      -0.17%         2.62%          --     06/16/94
Smith Barney High Income Portfolio                     -8.56%      -2.51%         3.25%          --     06/16/94
Travelers Convertible Bond Portfolio                   11.59%          --            --          --     05/01/98
Travelers U.S. Government Securities                   14.76%       6.02%         6.02%          --     01/24/92
Travelers Zero Coupon Bond 2005                        14.04%       5.98%         5.70%          --     10/11/95
INTERNATIONAL BOND FUNDS:
Templeton Growth Securities Fund                        6.35%      10.96%        12.70%      14.71%     08/31/88
BALANCED FUNDS:
Fidelity VIP II Asset Manager Portfolio                -6.35%       5.57%         9.78%      10.81%     09/06/89
MFS Total Return Portfolio                                         15.06%         9.03%      12.01%           --
Travelers Managed Assets Trust                         -3.98%       9.40%        12.10%      11.51%     08/06/82
MONEY MARKET FUND:
Travelers Money Market Portfolio                        5.31%       4.51%         4.19%       3.56%     10/01/81

The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, 0.85% mortality and expense risk charge for the first fifteen years and 0.20% thereafter against amounts allocated to the underlying funds, the 1.5% front-end sales charge, 2.25% state premium tax charge, and 1.25% deferred acquisition cost charge (all of which are deducted from premium payments). They do not reflect surrender charges, Per $1,000 of Specified Amount charges for the first three years, or cost-of-insurance charges. These charges would reduce the average annual return reflected.

(1) An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                 TRAVELERS VARIABLE LIFE HYPOTHETICAL EXAMPLE*
                        Male Preferred Non-smoker Age 55
    Level Death Benefit of $1,000,000 and annual premium payments of $30,000

                                                           ONE YEAR                              FIVE YEARS
                                             ------------------------------------   ------------------------------------
                                               TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
UNDERLYING INVESTMENT OPTION                 INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
----------------------------                 ----------   -----------   ---------   ----------   -----------   ---------
DOMESTIC STOCK FUNDS:
AIM Capital Appreciation Portfolio             30,000       17,611        4,601      150,000       157,793      149,983
Alliance Growth Portfolio                      30,000       16,595        3,585      150,000       182,079      174,269
Alliance Premier Growth Port -- Class B        30,000       17,574        4,564      150,000       205,908      198,098
American Growth Fund -- Class 2                30,000       22,822        9,812      150,000       236,785      228,975
American Growth -- Income Fund -- Class 2      30,000       23,687       10,677      150,000       175,050      167,240
Ayco Large Cap Growth Fund I                      N/A          N/A          N/A          N/A           N/A          N/A
Capital Appreciation Fund (Janus)              30,000       15,245        2,235      150,000       221,290      213,480
Deutsche VIT Small Cap Index Fund              30,000       19,693        6,683          N/A           N/A          N/A
Dreyfus VIF Small Cap Portfolio                30,000       25,040       12,030      150,000       159,925      152,115
Dreyfus Stock Index Fund                       30,000       23,992       10,982          N/A           N/A          N/A
Equity Income Portfolio (Fidelity)             30,000       19,269        6,259      150,000       180,432      172,622
Fidelity VIP Equity Income Portfolio           30,000       27,561       14,551          N/A           N/A          N/A
Fidelity VIP Growth Portfolio                  30,000       12,563            0      150,000       186,665      178,855
Fidelity VIP II Contrafund Portfolio -- Svc    30,000       18,111        5,101          N/A           N/A          N/A
Franklin Small Cap Fund -- Class 2             30,000       24,050       11,040          N/A           N/A          N/A
Janus A.S. Aggressive Growth -- Svc Shr        30,000       26,499       13,489      150,000       248,839      241,029
Large Cap Portfolio (Fidelity)                 30,000       18,827        5,817      150,000       183,902      176,092
MFS Mid Cap Growth Portfolio                   30,000       26,259       13,249      150,000       179,903      172,093
Putnam VT Voyager II Fund -- Class 1B          30,000       19,471        6,461          N/A           N/A          N/A
Smith Barney Aggressive Growth Port            30,000       24,526       11,516      150,000       160,785      152,975
Smith Barney Equity Index Class I              30,000       17,059        4,049          N/A           N/A          N/A
Smith Barney Fundamental Value Port            30,000       17,489        4,479          N/A           N/A          N/A
Smith Barney Large Cap Growth Port                N/A          N/A          N/A          N/A           N/A          N/A
Smith Barney Large Cap Value Port              30,000       17,156        4,146      150,000       208,235      200,425
Van Kampen Emerging Growth Portfolio           30,000       19,314        6,304          N/A           N/A          N/A
INTERNATIONAL STOCK FUNDS:
American Global Growth Fund -- Class 2         30,000       19,204        6,194      150,000       251,369      243,559
CreditSuisse Warburg Pincus Emerging
  Markets Port                                 30,000       23,518       10,508      150,000       163,340      155,530
Deutsche VIT EAFE Equity Index Fund            30,000       24,271       11,261          N/A           N/A          N/A
Janus A.S. Global Technology -- Svc Shr        30,000       21,779        8,769      150,000       120,366      112,556
Janus A.S. Worldwide Growth -- Svc Shr         30,000       19,778        6,768      150,000       122,727      114,917
Putnam VT Int'l Growth Fund -- Class 1B        30,000       24,838       11,828          N/A           N/A          N/A
Smith Barney Int'l All Cap Growth              30,000       25,638       12,628      150,000       133,594      125,784
DOMESTIC BOND FUNDS:
Fidelity VIP High Income Portfolio             30,000       13,907          897          N/A           N/A          N/A
PIMCO Total Return Bond Portfolio              30,000       25,714       12,704      150,000       160,020      152,210
Putnam Diversified Income Portfolio            30,000       20,925        7,915      150,000       160,450      152,640
Smith Barney High Income Portfolio             30,000       23,257       10,247      150,000       126,324      118,514
Travelers Convertible Bond Portfolio           30,000       24,826       11,816          N/A           N/A          N/A

                                                           ONE YEAR                              FIVE YEARS
                                             ------------------------------------   ------------------------------------
                                               TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
UNDERLYING INVESTMENT OPTION                 INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
----------------------------                 ----------   -----------   ---------   ----------   -----------   ---------
Travelers U.S. Government Securities           30,000       25,625       12,615      150,000       133,391      125,581
Travelers Zero Coupon Bond 2005                30,000       25,444       12,434      150,000       132,095      124,285
INTERNATIONAL BOND FUNDS:
Templeton Growth Securities Fund               30,000       23,506       10,496      150,000       163,098      155,288
BALANCED FUNDS:
Fidelity VIP II Asset Manager Portfolio        30,000       20,319        7,309      150,000       149,467      141,657
MFS Total Return Portfolio                     30,000       25,701       12,691      150,000       159,782      151,972
Travelers Managed Assets Trust                 30,000       20,912        7,902      150,000       160,211      152,401
MONEY MARKET FUND:
Travelers Money Market Portfolio               30,000       23,244       10,234      150,000       126,130      118,320

The charges used in the above example consist of a front-end sales charge of 1.5%, a state premium tax charge of 2.25%, a deferred acquisition cost charge of 1.25%, the 0.85% mortality and expense risk charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance. The benefits illustrated above may differ from other policies as a result of differences in investment allocation, premium timing and amount, death benefit type, as well as age and underwriting classification of the insured (which could result in higher cost of insurance). Because Travelers Variable Life is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.

* These hypothetical examples show the effect of the performance quoted on the cash values. Performance, loans, and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolio will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX A
--------------------------------------------------------------------------------

         SURRENDER PENALTIES PER THOUSAND OF ISSUE AND INCREASE AMOUNT

                                                        DURATION
        ISSUE          --------------------------------------------------------------------------
         AGE             1       2       3       4       5       6       7      8      9      10
        -----          -----   -----   -----   -----   -----   -----   -----   ----   ----   ----
 0                      2.04    1.84    1.63    1.43    1.22    1.02    0.82   0.61   0.41   0.20
 1                      2.04    1.84    1.63    1.43    1.22    1.02    0.82   0.61   0.41   0.20
 2                      2.04    1.84    1.63    1.43    1.22    1.02    0.82   0.61   0.41   0.20
 3                      2.04    1.84    1.63    1.43    1.22    1.02    0.82   0.61   0.41   0.20
 4                      2.04    1.84    1.63    1.43    1.22    1.02    0.82   0.61   0.41   0.20
 5                      2.19    1.97    1.75    1.53    1.31    1.10    0.88   0.66   0.44   0.22
 6                      2.19    1.97    1.75    1.53    1.31    1.10    0.88   0.66   0.44   0.22
 7                      2.21    1.99    1.77    1.55    1.33    1.11    0.88   0.66   0.44   0.22
 8                      2.23    2.01    1.78    1.56    1.34    1.12    0.89   0.67   0.45   0.22
 9                      2.26    2.03    1.81    1.58    1.36    1.13    0.90   0.68   0.45   0.23
10                      2.39    2.15    1.91    1.67    1.43    1.20    0.96   0.72   0.48   0.24
11                      2.46    2.21    1.97    1.72    1.48    1.23    0.98   0.74   0.49   0.25
12                      2.54    2.29    2.03    1.78    1.52    1.27    1.02   0.76   0.51   0.25
13                      2.65    2.39    2.12    1.86    1.59    1.33    1.06   0.80   0.53   0.27
14                      2.75    2.48    2.20    1.93    1.65    1.38    1.10   0.83   0.55   0.28
15                      2.76    2.48    2.21    1.93    1.66    1.38    1.10   0.83   0.55   0.28
16                      2.77    2.49    2.22    1.94    1.66    1.39    1.11   0.83   0.55   0.28
17                      2.79    2.51    2.23    1.95    1.67    1.40    1.12   0.84   0.56   0.28
18                      2.82    2.54    2.26    1.97    1.69    1.41    1.13   0.85   0.56   0.28
19                      2.90    2.61    2.32    2.03    1.74    1.45    1.16   0.87   0.58   0.29
20                      2.86    2.57    2.29    2.00    1.72    1.43    1.14   0.86   0.57   0.29
21                      2.93    2.64    2.34    2.05    1.76    1.47    1.17   0.88   0.59   0.29
22                      2.99    2.69    2.39    2.09    1.79    1.50    1.20   0.90   0.60   0.30
23                      3.04    2.74    2.43    2.13    1.82    1.52    1.22   0.91   0.61   0.30
24                      3.06    2.75    2.45    2.14    1.84    1.53    1.22   0.92   0.61   0.31
25                      3.08    2.77    2.46    2.16    1.85    1.54    1.23   0.92   0.62   0.31
26                      3.14    2.83    2.51    2.20    1.88    1.57    1.26   0.94   0.63   0.31
27                      3.25    2.93    2.60    2.28    1.95    1.63    1.30   0.98   0.65   0.33
28                      3.37    3.03    2.70    2.36    2.02    1.69    1.35   1.01   0.67   0.34
29                      3.47    3.12    2.78    2.43    2.08    1.74    1.39   1.04   0.69   0.35
30                      3.49    3.14    2.79    2.44    2.09    1.75    1.40   1.05   0.70   0.35
31                      3.64    3.28    2.91    2.55    2.18    1.82    1.46   1.09   0.73   0.36
32                      3.78    3.40    3.02    2.65    2.27    1.89    1.51   1.13   0.76   0.38
33                      3.92    3.53    3.14    2.74    2.35    1.96    1.57   1.18   0.78   0.39
34                      4.08    3.67    3.26    2.86    2.45    2.04    1.63   1.22   0.82   0.41
35                      4.19    3.77    3.35    2.93    2.51    2.10    1.68   1.26   0.84   0.42
36                      4.43    3.99    3.54    3.10    2.66    2.22    1.77   1.33   0.89   0.44
37                      4.66    4.19    3.73    3.26    2.80    2.33    1.86   1.40   0.93   0.47
38                      4.91    4.42    3.93    3.44    2.95    2.46    1.96   1.47   0.98   0.49
39                      5.14    4.63    4.11    3.60    3.08    2.57    2.06   1.54   1.03   0.51
40                      5.69    5.12    4.55    3.98    3.41    2.85    2.28   1.71   1.14   0.57
41                      6.05    5.45    4.84    4.24    3.63    3.03    2.42   1.82   1.21   0.61
42                      6.41    5.77    5.13    4.49    3.85    3.21    2.56   1.92   1.28   0.64
43                      6.76    6.08    5.41    4.73    4.06    3.38    2.70   2.03   1.35   0.68
44                      7.13    6.42    5.70    4.99    4.28    3.57    2.85   2.14   1.43   0.71
45                      7.18    6.46    5.74    5.03    4.31    3.59    2.87   2.15   1.44   0.72
46                      7.66    6.89    6.13    5.36    4.60    3.83    3.06   2.30   1.53   0.77

                                                        DURATION
        ISSUE          --------------------------------------------------------------------------
         AGE             1       2       3       4       5       6       7      8      9      10
        -----          -----   -----   -----   -----   -----   -----   -----   ----   ----   ----
47                      8.14    7.33    6.51    5.70    4.88    4.07    3.26   2.44   1.63   0.81
48                      8.63    7.77    6.90    6.04    5.18    4.32    3.45   2.59   1.73   0.86
49                      9.11    8.20    7.29    6.38    5.47    4.56    3.64   2.73   1.82   0.91
50                     10.00    9.00    8.00    7.00    6.00    5.00    4.00   3.00   2.00   1.00
51                     10.67    9.60    8.54    7.47    6.40    5.34    4.27   3.20   2.13   1.07
52                     11.35   10.22    9.08    7.95    6.81    5.68    4.54   3.41   2.27   1.14
53                     12.02   10.82    9.62    8.41    7.21    6.01    4.81   3.61   2.40   1.20
54                     12.70   11.43   10.16    8.89    7.62    6.35    5.08   3.81   2.54   1.27
55                     13.01   11.71   10.41    9.11    7.81    6.51    5.20   3.90   2.60   1.30
56                     13.99   12.59   11.19    9.79    8.39    7.00    5.60   4.20   2.80   1.40
57                     14.97   13.47   11.98   10.48    8.98    7.49    5.99   4.49   2.99   1.50
58                     15.96   14.36   12.77   11.17    9.58    7.98    6.38   4.79   3.19   1.60
59                     16.93   15.24   13.54   11.85   10.16    8.47    6.77   5.08   3.39   1.69
60                     17.91   16.12   14.33   12.54   10.75    8.96    7.16   5.37   3.58   1.79
61                     19.52   17.57   15.62   13.66   11.71    9.76    7.81   5.86   3.90   1.95
62                     21.12   19.01   16.90   14.73   12.67   10.56    8.45   6.34   4.22   2.11
63                     22.73   20.46   18.18   15.91   13.64   11.37    9.09   6.82   4.55   2.27
64                     24.34   21.91   19.47   17.04   14.60   12.17    9.74   7.30   4.87   2.43
65                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
66                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
67                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
68                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
69                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
70                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
71                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
72                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
73                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
74                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
75                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
76                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
77                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
78                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
79                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
80                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
81                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
82                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
83                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
84                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
85                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54

                                   APPENDIX B
--------------------------------------------------------------------------------

     NEW YORK SURRENDER PENALTIES PER THOUSAND OF ISSUE AND INCREASE AMOUNT

                                                        DURATION
        ISSUE          --------------------------------------------------------------------------
         AGE             1       2       3       4       5       6       7      8      9      10
        -----          -----   -----   -----   -----   -----   -----   -----   ----   ----   ----
 0                      2.04    1.84    1.63    1.43    1.22    1.02    0.82   0.61   0.41   0.20
 1                      2.04    1.84    1.63    1.43    1.22    1.02    0.82   0.61   0.41   0.20
 2                      2.04    1.84    1.63    1.43    1.22    1.02    0.82   0.61   0.41   0.20
 3                      2.04    1.84    1.63    1.43    1.22    1.02    0.82   0.61   0.41   0.20
 4                      2.04    1.84    1.63    1.43    1.22    1.02    0.82   0.61   0.41   0.20
 5                      2.19    1.97    1.75    1.53    1.31    1.10    0.88   0.66   0.44   0.22
 6                      2.19    1.97    1.75    1.53    1.31    1.10    0.88   0.66   0.44   0.22
 7                      2.21    1.99    1.77    1.55    1.33    1.11    0.88   0.66   0.44   0.22
 8                      2.23    2.01    1.78    1.56    1.34    1.12    0.89   0.67   0.45   0.22
 9                      2.26    2.03    1.81    1.58    1.36    1.13    0.90   0.68   0.45   0.23
10                      2.39    2.15    1.91    1.67    1.43    1.20    0.96   0.72   0.48   0.24
11                      2.46    2.21    1.97    1.72    1.48    1.23    0.98   0.74   0.49   0.25
12                      2.54    2.29    2.03    1.78    1.52    1.27    1.02   0.76   0.51   0.25
13                      2.65    2.39    2.12    1.86    1.59    1.33    1.06   0.80   0.53   0.27
14                      2.75    2.48    2.20    1.93    1.65    1.38    1.10   0.83   0.55   0.28
15                      2.76    2.48    2.21    1.93    1.66    1.38    1.10   0.83   0.55   0.28
16                      2.77    2.49    2.22    1.94    1.66    1.39    1.11   0.83   0.55   0.28
17                      2.79    2.51    2.23    1.95    1.67    1.40    1.12   0.84   0.56   0.28
18                      2.82    2.54    2.26    1.97    1.69    1.41    1.13   0.85   0.56   0.28
19                      2.90    2.61    2.32    2.03    1.74    1.45    1.16   0.87   0.58   0.29
20                      2.86    2.57    2.29    2.00    1.72    1.43    1.14   0.86   0.57   0.29
21                      2.93    2.64    2.34    2.05    1.76    1.47    1.17   0.88   0.59   0.29
22                      2.99    2.69    2.39    2.09    1.79    1.50    1.20   0.90   0.60   0.30
23                      3.04    2.74    2.43    2.13    1.82    1.52    1.22   0.91   0.61   0.30
24                      3.06    2.75    2.45    2.14    1.84    1.53    1.22   0.92   0.61   0.31
25                      3.08    2.77    2.46    2.16    1.85    1.54    1.23   0.92   0.62   0.31
26                      3.14    2.83    2.51    2.20    1.88    1.57    1.26   0.94   0.63   0.31
27                      3.25    2.93    2.60    2.28    1.95    1.63    1.30   0.98   0.65   0.33
28                      3.37    3.03    2.70    2.36    2.02    1.69    1.35   1.01   0.67   0.34
29                      3.47    3.12    2.78    2.43    2.08    1.74    1.39   1.04   0.69   0.35
30                      3.49    3.14    2.79    2.44    2.09    1.75    1.40   1.05   0.70   0.35
31                      3.64    3.28    2.91    2.55    2.18    1.82    1.46   1.09   0.73   0.36
32                      3.78    3.40    3.02    2.65    2.27    1.89    1.51   1.13   0.76   0.38
33                      3.92    3.53    3.14    2.74    2.35    1.96    1.57   1.18   0.78   0.39
34                      4.08    3.67    3.26    2.86    2.45    2.04    1.63   1.22   0.82   0.41
35                      4.19    3.77    3.35    2.93    2.51    2.10    1.68   1.26   0.84   0.42
36                      4.43    3.99    3.54    3.10    2.66    2.22    1.77   1.33   0.89   0.44
37                      4.66    4.19    3.73    3.26    2.80    2.33    1.86   1.40   0.93   0.47
38                      4.91    4.42    3.93    3.44    2.95    2.46    1.96   1.47   0.98   0.49
39                      5.14    4.63    4.11    3.60    3.08    2.57    2.06   1.54   1.03   0.51
40                      5.69    5.12    4.55    3.98    3.41    2.85    2.28   1.71   1.14   0.57
41                      6.05    5.45    4.84    4.24    3.63    3.03    2.42   1.82   1.21   0.61
42                      6.41    5.77    5.13    4.49    3.85    3.21    2.56   1.92   1.28   0.64
43                      6.76    6.08    5.41    4.73    4.06    3.38    2.70   2.03   1.35   0.68
44                      7.13    6.42    5.70    4.99    4.28    3.57    2.85   2.14   1.43   0.71
45                      7.18    6.46    5.74    5.03    4.31    3.59    2.87   2.15   1.44   0.72

                                                        DURATION
        ISSUE          --------------------------------------------------------------------------
         AGE             1       2       3       4       5       6       7      8      9      10
        -----          -----   -----   -----   -----   -----   -----   -----   ----   ----   ----
46                      7.66    6.89    6.13    5.36    4.60    3.83    3.06   2.30   1.53   0.77
47                      8.14    7.33    6.51    5.70    4.88    4.07    3.26   2.44   1.63   0.81
48                      8.63    7.77    6.90    6.04    5.18    4.32    3.45   2.59   1.73   0.86
49                      9.11    8.20    7.29    6.38    5.47    4.56    3.64   2.73   1.82   0.91
50                     10.00    9.00    8.00    7.00    6.00    5.00    4.00   3.00   2.00   1.00
51                     10.67    9.60    8.54    7.47    6.40    5.34    4.27   3.20   2.13   1.07
52                     11.35   10.22    9.08    7.95    6.81    5.68    4.54   3.41   2.27   1.14
53                     12.02   10.82    9.62    8.41    7.21    6.01    4.81   3.61   2.40   1.20
54                     12.70   11.43   10.16    8.89    7.62    6.35    5.08   3.81   2.54   1.27
55                     13.01   11.71   10.41    9.11    7.81    6.51    5.20   3.90   2.60   1.30
56                     13.99   12.59   11.19    9.79    8.39    7.00    5.60   4.20   2.80   1.40
57                     14.97   13.47   11.98   10.48    8.98    7.49    5.99   4.49   2.99   1.50
58                     15.96   14.36   12.77   11.17    9.58    7.98    6.38   4.79   3.19   1.60
59                     16.20   13.77   11.34   10.53    9.72    8.10    6.48   4.86   3.24   1.62
60                     16.30   13.86   11.41   10.60    9.78    8.15    6.52   4.89   3.26   1.63
61                     16.50   14.03   11.55   10.73    9.90    8.25    6.60   4.95   3.30   1.65
62                     16.70   14.20   11.69   10.86   10.02    8.35    6.68   5.01   3.34   1.67
63                     16.90   14.37   11.83   10.99   10.14    8.45    6.76   5.07   3.38   1.69
64                     17.20   14.62   12.04   11.18   10.32    8.60    6.88   5.16   3.44   1.72
65                     17.40   14.79   12.18   11.31   10.44    8.70    6.96   5.22   3.48   1.74
66                     17.70   15.05   12.39   11.51   10.62    8.85    7.08   5.31   3.54   1.77
67                     18.00   15.30   12.60   11.70   10.80    9.00    7.20   5.40   3.60   1.80
68                     18.40   15.64   12.88   11.96   11.04    9.20    7.36   5.52   3.68   1.84
69                     18.80   15.98   13.16   12.22   11.28    9.40    7.52   5.64   3.76   1.88
70                     19.50   16.58   13.65   12.68   11.70    9.75    7.80   5.85   3.90   1.95
71                     20.50   17.43   14.35   13.33   12.30   10.25    8.20   6.15   4.10   2.05
72                     21.70   18.45   15.19   14.11   13.02   10.85    8.68   6.51   4.34   2.17
73                     23.00   19.55   16.10   14.95   13.80   11.50    9.20   6.90   4.60   2.30
74                     24.40   20.74   17.08   15.86   14.64   12.20    9.76   7.32   4.88   2.44
75                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
76                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
77                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
78                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
79                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
80                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
81                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
82                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
83                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
84                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54
85                     25.40   22.86   20.32   17.78   15.24   12.70   10.16   7.62   5.08   2.54

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                   ISSUED BY

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT

L-20681                                                                May, 2001